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                                                                    EXHIBIT 99.4
                         NOTICE OF GUARANTEED DELIVERY
                                      FOR

                                   TENDER OF
                          7.96% SENIOR NOTES DUE 2005
                                     AND/OR

                          8.11% SENIOR NOTES DUE 2009
                                       OF

                                LEAR CORPORATION

     This notice or one substantially equivalent hereto must be used to accept the Exchange Offer of Lear Corporation (the "Company") made pursuant to the
Prospectus, dated                , 1999 (the "Prospectus"), if certificates for
the original unregistered 7.96% Senior Notes due 2005 and/or the original unregistered 8.11% Senior Notes due 2009 of the Company (collectively, the "Original Securities") are not immediately available or if the procedure for book-entry transfer cannot be completed on a timely basis or time will not permit all required documents to reach The Bank of New York, as exchange agent (the "Exchange Agent"), prior to 5:00 p.m., New York City time, on the Expiration Date of the Exchange Offer.

     This notice may be delivered or transmitted by facsimile transmission, mail, or hand delivery to the Exchange Agent as set forth below. In order to utilize the guaranteed delivery procedure to tender Original Securities pursuant to the Exchange Offer, both this notice and a properly completed and duly executed Letter of Transmittal (or, at the option of the tendering holder in the case of a book-entry tender of Original Securities, an agent's message (as defined in the Prospectus)) must be received by the Exchange Agent prior to 5:00 p.m., New York City time, on the Expiration Date.

                 The Exchange Agent for the Exchange Offer is:

                              THE BANK OF NEW YORK

                         By Hand or Overnight Delivery:

                              The Bank of New York
                               101 Barclay Street
                        Corporate Trust Services Window
                                  Ground Level
                          Attention: Tolutope Adeyujo
                             Reorganization Section

                            Facsimile Transmissions:
                          (Eligible Institutions Only)

                                 (212) 815-4699

                            To Confirm by Telephone
                            or for Information Call:

                                 (212) 815-2824

                        By Registered or Certified Mail:

                              The Bank of New York
                             101 Barclay Street, 7E
                            New York, New York 10286
                          Attention: Tolutope Adeyujo
                             Reorganization Section

     DELIVERY OF THIS NOTICE OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION OF INSTRUCTIONS VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.
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Ladies and Gentlemen:

     The undersigned hereby tenders to Lear Corporation (the "Company") the principal amount of 7.96% Senior Notes due 2005 of the Company ("7.96% Original Notes") and/or the principal amount of 8.11% Senior Notes due 2009 of the Company ("8.11% Original Notes") set forth below pursuant to the guaranteed delivery procedure described in "The Exchange Offer -- Guaranteed Delivery
Procedures" section of the Company's prospectus, dated                , 1999
(the "Prospectus"). Terms used herein with initial capital letters but not otherwise defined herein have the respective meanings ascribed to them in the Prospectus.

 Principal Amount of 7.96% Original Notes Tendered (must be an integral multiple of $1,000):
$
 -------------------------------------------------------------------------------

Certificate Nos. (if available):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 If 7.96% Original Notes will be delivered book-entry transfer to the Depository Trust Company, provide account number below.
Principal Amount of 8.11% Original Notes Tendered (must be an integral multiple of $1,000):
$
  ------------------------------------------------------------------------------

Certificate Nos. (if available):

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If 8.11% Original Notes will be delivered book-entry transfer to the Depository Trust Company, provide account number below.

      ALL AUTHORITY HEREIN CONFERRED OR AGREED TO BE CONFERRED SHALL SURVIVE THE DEATH OR INCAPACITY OF THE UNDERSIGNED AND EVERY OBLIGATION OF THE UNDERSIGNED HEREUNDER SHALL BE BINDING UPON THE HEIRS, PERSONAL
 REPRESENTATIVES, SUCCESSORS AND ASSIGNS OF THE UNDERSIGNED.

                                   IMPORTANT:

                                PLEASE SIGN HERE

 ------------------------------------------------------------------------------

 ------------------------------------------------------------------------------
                Signature(s) of Holder(s) of Original Securities

 Dated:                                   1999
       ----------------------------------,

      Must be signed by the registered holder(s) of Original Securities exactly as their name(s) appear(s) on the certificates for the Original Securities or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations, or others acting in a fiduciary or representative capacity, please provide the following information.

 Name:
      -------------------------------------------------------------------------
                               (Please Type or Print)

 Capacity (Full Title):
                       --------------------------------------------------------

 Address:
         ----------------------------------------------------------------------
                               (Include a Zip Code)

 Area Code and Telephone No.:
                             ---------------------------------------------------
                                     (Home)

 ------------------------------------------------------------------------------
                                   (Business)
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                                   GUARANTEE

                    (NOT TO BE USED FOR SIGNATURE GUARANTEE)
      The undersigned, a financial institution that is a participant in the Securities Transfer Agents Medallion Program, the New York Stock Exchange Medallion Signature Program, or the Stock Exchanges Medallion Program, hereby guarantees that the certificates representing the principal amount of Securities tendered hereby in proper form for transfer, or timely confirmation of the book-entry transfer of such Original Securities into the Exchange Agent's account at the Depository Trust Company pursuant to the procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus, together with any required signature guarantee and any other documents required by the Letter of Transmittal, will be received by the Exchange Agent at the address set forth above, no later than three New York Stock Exchange trading days after the Expiration Date.

              -----------------------------------------------------
                                  Name of Firm

              -----------------------------------------------------

              -----------------------------------------------------
                                     Address

              -----------------------------------------------------
                                Telephone Number

             -----------------------------------------------------
                             Authorized Signature

             -----------------------------------------------------
                            Name of Person Signing

             -----------------------------------------------------
                            Title of Person Signing

             -----------------------------------------------------
                                     Date

      NOTE: DO NOT SEND CERTIFICATES FOR ORIGINAL SECURITIES WITH THIS FORM. CERTIFICATES FOR ORIGINAL SECURITIES SHOULD BE SENT ONLY WITH A COPY OF YOUR PREVIOUSLY EXECUTED LETTER OF TRANSMITTAL.